Exhibit (a)(1)(b)
LETTER OF TRANSMITTAL
to
Tender Shares of Common Stock
(other than shares owned by Hypo Real Estate Capital Corporation and its affiliates)
of
QUADRA REALTY TRUST, INC.
at
$10.6506 Net Per Share
Pursuant to the Offer to Purchase
Dated February 13, 2008
by
HRECC SUB INC.
a Wholly-Owned Subsidiary
of
HYPO REAL ESTATE CAPITAL CORPORATION
a Wholly-Owned Subsidiary
of
HYPO REAL ESTATE BANK INTERNATIONAL AG
a Wholly-Owned Subsidiary
of
HYPO REAL ESTATE HOLDING AG

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
ON WEDNESDAY, MARCH 12, 2008, UNLESS THE OFFER IS EXTENDED BY HRECC SUB INC.

The Depositary for the Offer is:

By Mail:	By Hand or Overnight Courier:

American Stock Transfer & Trust	American Stock Transfer & Trust
Company	Company
Operations Center	Operations Center
Attn: Reorganization Department	Attn: Reorganization Department
P.O. Box 2042	6201 15th Avenue
New York, New York 10272-2042	Brooklyn, New York 11219

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. You must:

•	sign this Letter of Transmittal in the appropriate space (page 7); and

•	complete the substitute IRS Form W-9 (page 13).

The instructions accompanying this letter of transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s)	Shares Tendered
appear(s) on Share Certificate(s))	(Attach additional signed list if necessary)
	Share	Total Number	Number of
	Certificate	Represented by	Shares
	Number(s)*	Share Certificate(s)*	Tendered**

Total Shares Tendered:

*	Need not be completed by Book-Entry Stockholders.

**	Unless otherwise indicated, all shares represented by share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:	Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

If delivery is by book-entry transfer, check box: ☐

Account Number:

Transaction Code Number:

☐	CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR MUTILATED AND SEE INSTRUCTION 11.

Number of shares represented by lost, destroyed or mutilated certificates:

This Letter of Transmittal is to be used by stockholders of Quadra Realty Trust, Inc., a Maryland corporation (the “Company”), if certificates for the shares of the Company’s common stock, par value $0.001 per share (the ”Shares”) are to be forwarded with this Letter of Transmittal or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by book-entry transfer into the account of American Stock Transfer & Trust Company, as Depositary (the “Depositary”), at the Depositary Trust Company (“DTC”) pursuant to the procedures set forth in “The Tender Offer — Procedures for Tendering Shares of the Company’s Common Stock” of the Offer to Purchase, dated February 13, 2008 (the “Offer to Purchase”).

Holders of outstanding Shares whose certificates representing such Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date of the Offer (as defined in “The Tender Offer — Section 1. Terms of the Offer; Expiration Date” in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in “The Tender Offer — Section 3. Procedures for Tendering Shares of the Company’s Common Stock” of the Offer to Purchase. See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to HRECC Sub Inc., a Maryland corporation (“Purchaser”) and a wholly-owned direct subsidiary of Hypo Real Estate Capital Corporation, a Delaware Corporation (“Parent”), the above-described shares of common stock, par value $0.001 per share (the “Shares”), of Quadra Realty Trust, Inc., a Maryland corporation (the “Company”), at a price of $10.6506 per Share in cash (without interest and less applicable withholding taxes), less the amount of any dividends declared and paid (other than the $0.3494 dividend described below) with respect to the Shares on or between February 13, 2008 and the Acceptance Date (as defined in “The Tender Offer — Section 1. Terms of the Offer, Expiration Date” in the Offer to Purchase), on the terms and subject to the conditions specified in the Offer to Purchase, dated February 13, 2008 and this Letter of Transmittal (which, Letter of Transmittal together with the Offer to Purchase and any supplements or amendments thereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged. In connection with the Offer, the Company declared a $0.3494 per Share dividend payable to stockholders of the Company who hold Shares at the close of business on the last trading day immediately preceding the Acceptance Date. Such dividend will not be paid if the Offer is not closed. The Company expects to declare and pay a dividend immediately prior to the Acceptance Date to the extent of the Company’s taxable income for the period beginning January 1, 2008 and ending on the date immediately preceding the Acceptance Date. Such dividend will reduce the Offer price as described above.

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all cash and non-cash dividends (other than the $0.3494 dividend described above), distributions, rights, other shares or other securities declared, made, issued or issuable in respect thereof on or after the Acceptance Date (collectively, “Distributions”)) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(i) deliver certificates evidencing such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Depositary Trust Company (“DTC”), together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, to the Depositary for the account of Purchaser;

(ii) present such Shares (and any and all Distributions) for transfer on the books of the Company; and

(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and re-substitution, (i) to vote at any annual or special meeting of the stockholders of the Company or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his, hers or its substitute shall in his, hers or its sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his, hers or its sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy is irrevocable, coupled with an interest and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The undersigned understands and acknowledges that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Shares for payment, Purchaser or Purchaser’s designees must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of the Company’s stockholders then scheduled.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any and all Distributions) tendered hereby, (ii) the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and (iv) when the tendered shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.

The undersigned will, upon request, execute and deliver any and all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and any and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of such Distributions and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distributions as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See “The Tender Offer — Section 4. Withdrawal Rights” in the Offer to Purchase.

The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in the Offer to Purchase under “The Tender Offer — Section 3. Procedures for Tendering Shares of the Company’s Common Stock” and in the Instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated in this Letter of Transmittal under “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of the Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of the Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in this Letter of Transmittal in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC. The undersigned recognizes that Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the Offer price of the Shares (less any amounts required to be deducted and withheld under applicable law and less the amount of any dividends declared and paid (other than the $0.3494 dividend being paid by the Company in connection with the Offer), with respect to the Shares on or between the date of the Offer and the Acceptance Date) accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than the account indicated above.

(Check as applicable)

Issue:	☐	Payment	☐	Certificate(s)	to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer ID or Social Security Number)

Such person must also complete the Substitute Form W-9 herein or the appropriate Form W-8.

☐	CREDIT SHARES DELIVERED BY BOOK-ENTRY TRANSFER AND NOT PURCHASED TO THE DTC ACCOUNT SET FORTH BELOW:

(DTC Account Number)

Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/or the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above under “Description of the Shares Tendered.”

(Check as applicable)

Send:	☐	Payment	☐	Certificate(s)	to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer ID or Social Security Number)

Such person must also complete the Substitute Form W-9 herein or the appropriate Form W-8.

STOCKHOLDER(S) SIGN HERE
(To be completed by all tendering holders of Shares regardless of whether such Shares are being physically delivered herewith)
(and Complete Substitute Form W-9 set forth herein or appropriate Form W-8)

This Letter of Transmittal must be signed by the registered holder(s) exactly as his name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

X

X
Signature(s) of Registered Holder(s) or Authorized Signatory

Dated:

Name(s)
(Please Print)

Name of firm:

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Tax Identification or Social Security No.
(See Substitute Form W-9)

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 HEREIN
OR APPLICABLE FORM W-8 SIGNATURE GUARANTEE
(See Instructions 1 and 5 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

For Use by Financial Institutions Only

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of firm)

(Authorized Signature)

(Title)

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Tendered” and complete the information below the box, if applicable (page 1).

•	Sign and date the Letter of Transmittal (page 7).

•	Fill in and sign in the “Substitute Form W-9” (or applicable Form W-8 for foreign shareholders) (page 13).

In completing the Letter of Transmittal, you may (but are not required to) do the following:

•	If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions” (page 6).

•	If you want any Shares not tendered or Shares not purchased credited in the name of another person, complete the box entitled “Special Payment Instructions” (page 6).

•	If you want any payment for Shares or any Certificate for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions” (page 6).

If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution (page 7).

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal if:

•	this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal; or

•	such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an “Eligible Institution”).

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender.  This Letter of Transmittal is to be completed by stockholders of the Company either:

•	if certificates evidencing Shares are to be forwarded herewith to the Depositary; or

•	unless an Agent’s Message (as defined below) is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and under “The Tender Offer-Section 3. Procedures for Tendering Shares of the Company’s Common Stock” of the Offer to Purchase.

For a stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees (or in the case of a book-entry transfer of the Shares, an Agent’s Message (as defined below)) and any other required documents, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in this Letter of Transmittal and in the Offer to Purchase and timely confirmation (a “Book-Entry Confirmation”) of a book entry transfer of Shares into the Depositary’s account at DTC must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth in this Letter of Transmittal and in the Offer to Purchase.

Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in this Letter of Transmittal and in the Offer to Purchase.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange is open for business.

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

The method of delivery of the Shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, it is recommended that the stockholder use properly insured registered mail with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

3. Inadequate Space.  If the space provided above under “Description of Shares Tendered” is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached to this Letter of Transmittal.

4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).  If fewer than all the Shares evidenced by any certificate delivered to the Depositary with this Letter of Transmittal are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

(i) If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(ii) If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(iii) If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

(iv) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

(v) If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and should provide proper evidence satisfactory to Purchaser of such person’s authority to act.

6. Stock Transfer Taxes.  Except as provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

7. Special Payment and Delivery Instructions.  If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at DTC as such stockholder(s) may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at DTC designated above as the account from which such Shares were delivered.

8. Backup Withholding.  In order to avoid “backup withholding” of U.S. federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) on Substitute IRS Form W-9 in this Letter of Transmittal (or the applicable IRS Form W-8 for foreign stockholders as provided below) and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification Box (Part II) on the Substitute IRS Form W-9.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing a U.S. federal income tax return.

The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9” for additional guidance on which number to report.

Certain stockholders (including, among others, all corporations and certain foreign persons) are not subject to backup withholding. Foreign stockholders should complete and sign the main signature form and Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9” for more instructions.

9. Requests For Assistance or Additional Copies.  Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at the addresses and phone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9 may be directed to the Information Agent at its address and phone number set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

10. Waiver of Conditions.  Subject to the terms of that certain Agreement and Plan of Merger, dated as of January 28, 2008 (the “Merger Agreement”), by and among Purchaser, Parent and the Company, Parent on behalf of Purchaser, expressly reserves the right, in its sole discretion, to waive, amend or modify any of the terms and conditions of the Offer, provided, that, without the prior written consent of the Company, Parent shall not, and shall cause Purchaser not to, (i) decrease the Offer price, (ii) change the form of consideration payable in the Offer (other than by adding consideration), (iii) decrease or limit the number of Shares sought to be purchased in the Offer, (iv) amend or waive satisfaction of the number of Shares required to satisfy the condition to the Offer that there shall have been validly tendered and not withdrawn before the Offer expires a number of Shares which represents at least 55% of the sum of (x) the total number of outstanding Shares not owned by Parent and its affiliates plus (y) the total number of Shares issuable upon exercise of outstanding options, warrants, conversion privileges and other similar rights (the “Minimum Condition”), (v) amend any term or condition of the Offer in any manner materially adverse to the holders of Shares or (vi) extend the expiration of the Offer other than in accordance with the terms of the Merger Agreement.

11. Lost, Destroyed or Stolen Certificates.  If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box entitled “Check here if Certificates have been Lost, Destroyed or Mutilated and see Instruction 11” on this Letter of Transmittal and indicate the number of Shares lost in the space provided. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

Important: To tender Shares pursuant to the Offer this Letter of Transmittal (or a manually signed facsimile hereof) together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary prior to the Expiration Date and either certificates for tendered Shares must be received by the

Depositary or Shares must be delivered pursuant to the procedures for Book-Entry Transfer, in each case prior to the Expiration Date or the tendering stockholders must comply with the procedures for guaranteed delivery.

IMPORTANT U.S. FEDERAL INCOME TAX INFORMATION

Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder’s correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN or the certifications described above, the stockholder may be subject to a $50 penalty imposed by the IRS, and payments of cash to such stockholder with respect to Shares purchased pursuant to the Offer will be subject to backup withholding tax at a rate of 28%.

Certain stockholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a non-U.S.  individual to qualify as an exempt recipient, that stockholder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. Such Forms can be obtained from the Depositary. Exempt stockholders, other than non-U.S. individuals, should furnish their TIN, write “Exempt” in Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing a U.S. federal income tax return.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the form contained in this Letter of Transmittal certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9” for additional guidance on which number to report.

PAYOR’S NAME: American Stock Transfer & Trust Company, as Depositary
The Substitute Form W-9 BELOW must be completed and signed.  PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

Name:

Please check the appropriate box indicating your status:
☐ Individual/Sole proprietor     ☐ Corporation     ☐ Partnership     ☐ Other     ☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for TIN and Certification	Part I — TIN — PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION.”	Social Security Number OR Employer Identification Number

Part II — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Sign Here Signature of U.S. Person	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION.”

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE
“APPLIED FOR”
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here

Signature of U.S. Person	Date

The Information Agent for the Offer is:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10038

Banks and Brokers Call Collect: (212) 440-9800
All Others Call Toll Free: (866) 873-6981

The Dealer Manager for the Offer is:

J.P. Morgan Securities Inc.
Real Estate & Lodging Investment Banking
277 Park Avenue, 2nd Floor
New York, NY 10010
Toll Free: (866) 538-1292
Collect: (212) 622-4918